UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 4, 2024, TriNet Group, Inc. (the “Company”) entered into a transition agreement (the “Transition Agreement”) with Alexander Warren, the Company’s Senior Vice President, Chief Revenue Officer, who will be departing the Company effective on or around September 1, 2024 (the “Separation Date”).

During the period beginning on June 3, 2024 and ending on the Separation Date (such period, the “Transition Period”), Mr. Warren has agreed to provide transition services to the Company in his current capacity or, at the election of the Company, as special advisor to the Company.

Mr. Warren’s compensation and benefits remain unchanged during the Transition Period. Subject to Mr. Warren’s execution and non-revocation of a general release of claims against the Company on or shortly following the Separation Date, his continued employment through the end of the Transition Period, and his compliance with certain covenants set forth in the Transition Agreement, Mr. Warren will receive the separation payments and benefits to which he is entitled under the Company’s Amended and Restated Executive Severance Benefit Plan, which consist of (i) an amount equal to 12 months of his base salary, (ii) Company-paid or reimbursed premiums for continued healthcare coverage under COBRA for up to 12 months, and (iii) accelerated vesting of the portion of Mr. Warren’s unvested time-based Company equity awards as if Mr. Warren’s employment had continued for 12 months following the Separation Date.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which will be filed concurrently with filing of the Company’s next quarterly report on Form 10-Q.

Item 8.01. Other Events.

On June 5, 2024, the Company issued a press release announcing the appointment of Timothy Nimmer as the Company’s Senior Vice President, Insurance Services and Operations, effective June 24, 2024, as well as Mr. Warren’s unrelated transition. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 3, 2024, with effect on and from June 24, 2024, the Company’s Board of Directors designated Mr. Nimmer as an executive officer of the Company under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as an officer of the Company under Section 16 of the Exchange Act, effective June 24, 2024.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 5, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated June 5, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	June 5, 2024	By:	/s/ Samantha Wellington
Samantha Wellington
Executive Vice President, Business Affairs, Chief Legal Officer and Secretary